                                                                   EXHIBIT 10.16


                                                                            6221
                         [CAPROCK COMMUNICATIONS LOGO]
                                                ACCT..#    [ ][ ][ ][ ][ ][ ][ ]
                                             TAX I.D..# [ ][ ][ ][ ][ ][ ][ ][ ]

CHECK ONE                                 Tax Exempt: [ ] (Exemption Certificate
[ ] Sole Proprietorship (Commercial)*                          must be Attached)
[ ] Partnership (Commercial)*
[ ] Corporation (Commercial)*

                             COMMERCIAL APPLICATION

                                                                                  ---------------------------------------
                                                                                  In Business Since      Type of Business

   Legal                                                                          _______________________________________
    Name  ______________________________________________________________________  Name of Owner/Partner/President

Physical                                                                                   BUSINESS TRADE SUPPLIERS
 Address  ______________________________________________________________________
                                      Suite      City          State     Zip      Trade Supplier Name #1
 Billing                                                                          _______________________________________
 Address  ______________________________________________________________________  Contact Name/Title
                                                                                  _______________________________________
          ______________________________________________________________________  Street Address                Suite #
                                                                                  _______________________________________
                                      Contact                                     City                State     Zip
   Phone  (_____) ______________________________________________________________  _______________________________________
                                                                                  Phone #
                                      AP Contact                                  _______________________________________
Phone #2  (_____) ______________________________________________________________  Account #
                                                                                  _______________________________________
--------------------------------------------------------------------------------  Trade Supplier Name #2
        EQUAL ACCESS INSTRUCTIONS           INTERNATIONAL ACCESS INSTRUCTIONS     _______________________________________
                                                                                  Contact Name/Title
[ ] PIC Required    [ ] VERIFIED         International Access      [ ] Y   [ ] N  _______________________________________
[ ] w/Acct. Codes   [ ] NONVERIFIED      International Product Number    _______  Street Address                Suite #
# of Digits [   ]                        Canada Product Number           _______  _______________________________________
[ ] 10795 Access ONLY                    Mexico Product Number           _______  City                State     Zip
[ ] Additional #'s listed (See Attached)                                          _______________________________________
--------------------------------------------------------------------------------  Phone #
Type                                                                              _______________________________________
F=Fax       __ (______)-[ ][ ][ ]-[ ][ ][ ][ ] __(______)-[ ][ ][ ]-[ ][ ][ ][ ]  Account #
M=Modem     __ (______)-[ ][ ][ ]-[ ][ ][ ][ ] __(______)-[ ][ ][ ]-[ ][ ][ ][ ]
C=Cellular  __ (______)-[ ][ ][ ]-[ ][ ][ ][ ] __(______)-[ ][ ][ ]-[ ][ ][ ][ ]               BANK REFERENCE
            __ (______)-[ ][ ][ ]-[ ][ ][ ][ ] __(______)-[ ][ ][ ]-[ ][ ][ ][ ]
            __ (______)-[ ][ ][ ]-[ ][ ][ ][ ] __(______)-[ ][ ][ ]-[ ][ ][ ][ ]  Primary Bank Name
--------------------------------------------------------------------------------  _______________________________________
       TRAVEL CARD PROFILE                        800 SERVICE PROFILE             Bank Address
                                                                                  _______________________________________
Travel Product # _________                800 #           [ ][ ][ ]-[ ][ ][ ][ ]  City                State     Zip
# of Cards [ ][ ][ ]                      Ring to  (    )-[ ][ ][ ]-[ ][ ][ ][ ]  _______________________________________
# of Codes [ ][ ][ ]                      800 #           [ ][ ][ ]-[ ][ ][ ][ ]  Bank Contact        Phone
----------------------------------------- Ring to  (    )-[ ][ ][ ]-[ ][ ][ ][ ]  _______________________________________
Inbound 800     Outbound        Terms     800 #           [ ][ ][ ]-[ ][ ][ ][ ]  Checking Account #
Switched [ ]    Switched [ ]    M/M   [ ] Ring to  (    )-[ ][ ][ ]-[ ][ ][ ][ ]  _______________________________________
Dedicated [ ]   Dedicated [ ]   1 Yr. [ ]
Product #____   Product #____   2 Yr. [ ] [ ] Additional 800 Info Attached                    LETTER OF AGENCY
                                3 Yr. [ ]
[ ][ ].[ ][ ]  [ ][ ].[ ][ ] Cust.                                                Effective immediately, the undersigned
Monthly Fee    Monthly Fee  Initials______                                        does hereby authorize and appoint
--------------------------------------------------------------------------------  CapRock Communications Corp. to act as
COMMENTS: ____________________________ The undersigned states that all the above  our authorized agent and communications
                                       statements are true and correct and are    representative. THIS AUTHORIZATION WILL
______________________________________ made to obtain long distance telephone     RESULT IN A CHANGE OF OUR LONG DISTANCE
                                       service and that (s)he is authorized to    CARRIER. The authorization is not
                                       sign on behalf of Customer.                exclusive and shall not supersede our
--------------------------------------------------------------------------------  own authority.
________________________________________________________________________________
Acct. Executive ____________________ Authorized Signature ______________________  Your LEC may charge a fee to switch
A.E. # ____________________________________________ Title ______________________  your Long Distance provider.
Sales Mgr. ________________________________________   SSN ______________________
Estimated Usage ___________________________________  Date ______________________
For Office Use Only ____________________________________________________________

                         "ALL TERMS AND CONDITIONS ON THE REVERSE SIDE OF THIS APPLICATION
                       FOR SERVICE ARE A PART HEREOF AND ARE BINDING UPON THE PARTIES HERETO"

                           TERMS OF SERVICE AGREEMENT


The customer identified on the front page of this Application for Service (the "Customer") and Caprock Communications Corp. (Caprock) hereby agree as follows:

1. This Application for Service ("Application") is subject to the approval of Caprock. Accordingly, Caprock can refuse to provide the services applied for by Customer for any reason whatsoever. Caprock shall have no liability whatsoever for any damages, costs or expenses (consequential or otherwise) arising from or related to Caprock's failure or refusal to approve this Application and to provide the telecommunication services applied for hereunder.

2. Customer authorizes Caprock to obtain credit and financial information about the Customer as Caprock deems appropriate and necessary in order to evaluate the credit worthiness of the Customer and otherwise process this Application.

3. Customer hereby warrants to Caprock that it has all requisite legal authority to execute this Application and to be bound by and perform all of the terms and conditions hereof.

4. For all services provided by Caprock hereunder, Customer agrees to pay Caprock at the rates for service established by Caprock. All rates for services provided hereunder are subject to change. Billings for services are rendered monthly and are due and payable fifteen (15) days from invoice date. All balances for billings not received by the due date (described in the immediately preceding sentence) shall be subject to a finance charge levied at the rate of one and one-half percent (1 1/2%) per month or the maximum lawful rate under the laws of the State of Texas, whichever is less. All returned checks will be assessed a $25.00 returned check fee. In the event Caprock must take steps to collect any balance owed by Customer for services rendered pursuant hereto, Customer hereby agrees to pay Caprock all costs of collection, including the actual attorney's fees incurred by Caprock. Additionally, Caprock reserves the right to bill and all charges through Southwestern Bell, U.S. West, or other billing agent without prior consent or authorization of the Customer.

5. Upon approval of this Application by Caprock, Caprock shall use its best efforts to provide Customer with the services applied for herein. Notwithstanding anything else contained herein to the contrary, Caprock shall have no liability whatsoever for any lost business or profits or any direct, indirect, special or consequential damages or loss resulting from Caprock failure or inability to provide the services required hereunder at any time and Customer shall indemnify and hold harmless Caprock, its shareholders directors, officers, employees, agents and representatives, from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, or resulting from Caprock failure or inability to provide the services required hereunder at any time including such failure or inability as may be attributable to Caprock's own negligence.

6. Customer acknowledges that Caprock has no liability whatsoever for issuing "800" numbers. Accordingly, no 800 number should be construed as operational by Customer until it is an established working number. Customer is responsible for all charges associated with said 800 number.

7. Caprock assumes no liability for the cancellation of Telecommunication services contracted or otherwise, with other vendors.

8. Upon any breach of the terms of this Application by Customer, including without limitation breaches resulting from the failure to timely pay all service charges in accordance herewith, Caprock shall be entitled to terminate the services provided hereunder and to seek any and all other remedies available at law or in equity on account of such breach by Customer. Customer agrees to subscribe for the term specified within this agreement. If customer cancels service on any activated line, Caprock reserves the right to charge customer 20% of the average monthly bill (previous 3 months) multiplied by the remainder of the months remaining on the contract. Customer agrees to pay Caprock said amount due immediately upon breach of this agreement in one lump sum.

9. This Application shall be construed and enforced in accordance with the laws of the State of Texas. Venue for any action arising out of or related hereto or the services provided hereunder shall be exclusively in Dallas County, Texas.

10. This Application may not be assigned by customer without the express written consent of Caprock in each instance.

11. Caprock assumes no responsibility for damages caused by any delay in activation of Customer's service.

12. Customer is responsible for all Local Exchange Company related charges (Local Loop charges) for the entire term specified under this agreement.


           Initial __________________________________ Date _____________________